Exhibit 99.1

[FINANCIAL RELATIONS BOARD LOGO]

news                                    RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                                  ONE PENN PLAZA
                                                                      SUITE 4015
                                                              NEW YORK, NY 10119
FOR FURTHER INFORMATION:

AT THE COMPANY:                         AT FINANCIAL RELATIONS BOARD:
Patrick Carroll                         Diane Hettwer         Tim Grace
Chief Financial Officer                 Analyst Inquiries     Media Inquiries
(212) 692-7200                          (312) 640-6760        (312) 640-6667


FOR IMMEDIATE RELEASE
TUESDAY, AUGUST 2, 2005

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                     RECORD SECOND QUARTER OPERATING RESULTS


New York, NY - August 2, 2005 - Lexington Corporate Properties Trust (NYSE:LXP), a real estate investment trust ("Lexington"), today announced results for its second quarter ended June 30, 2005.

Quarterly Highlights

     - Closed on 33 investments for an aggregate capitalized cost of $945.6 million, including $393.1 million in joint ventures;
     - Obtained $615.1 million in new non-recourse first mortgage financings ($260.0 million in joint ventures) at a weighted average fixed rate of 5.19%;
     -    Sold one non-core retail property, generating gain of $4.3 million;
     -    Extended three leases on portfolio properties;
     - Repaid mortgage debt at a discount resulting in a $4.6 million gain, net;
     - Signed new lease for approximately 21,500 square feet in Hebron, Kentucky; and
     - Replaced existing $100 million credit facility with a new $200 million unsecured revolving credit facility.

Quarterly Results

Funds from operations were $34.0 million, or $0.57 per diluted share/unit, for the second quarter of 2005, after $4.6 million in debt satisfaction gains, net ($0.08 per diluted share/unit) and $0.6 million in impairment charges ($0.01 per diluted share/unit), compared to $22.7 million, or $0.43 per diluted share/unit, after $0.5 million ($0.01 per diluted share/unit) in impairment charges, for the second quarter of 2004.

Rental revenues for the quarter totaled $46.2 million, compared to rental revenues of $34.7 million for the same period last year. Net income allocable to common shareholders was $11.8 million in the second quarter of 2005, including $4.3 million of gains on sales, $4.6 million in debt satisfaction gains,


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Lexington Corporate Properties Trust
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net and $0.6 million of impairment charges, compared to $13.0 million, which included $2.3 million of gains on sale and $0.5 million of impairment charges, for the same period last year.

Six Month Results

For the six months ended June 30, 2005 FFO were $57.1 million, or $0.96 per diluted share/unit, after $4.6 million in debt satisfaction gains, net ($0.08 per diluted share/unit) and $0.6 million in impairment charges ($0.01 per diluted share/unit), compared to $41.6 million, after $2.2 million in impairment charges ($0.04 per diluted share/unit), or $0.82 per diluted share/unit, for the same period last year.

Rental revenues for the six months ended June 30, 2005 totaled $83.0 million, compared to rental revenues of $65.3 million for the same period last year. Net income allocable to common shareholders for the six months ended June 30, 2005 was $17.3 million, which includes $5.1 million of gains on sales, $4.6 million in debt satisfaction gains, net and $0.6 million of impairment charges, compared to $23.4 million, which includes $2.2 million in impairment charges and $4.1 million of gains on sale, for the same period last year.

Quarterly Dividends Declared

Lexington declared a common dividend of $0.36 per share, payable on August 15, 2005 to common shareholders of record on July 29, 2005. Lexington also declared a dividend of $0.503125 per share on its Series B Cumulative Redeemable Preferred Shares and $0.8125 per share on its Series C Cumulative Convertible Preferred Shares, each payable on August 15, 2005 to preferred shareholders of record on July 29, 2005.

Conference Call

Management will discuss the financial results on a conference call today at 2:00 pm Eastern Time. The toll-free dial in number is 800-218-0713. The replay of the call will be available through August 9, 2005. The toll-free telephone number for the replay is 800-405-2236, passcode 11033119. The international number is 303-262-2138 and a replay can be accessed via 303-590-3000, passcode 11033119. The conference call can also be accessed on the internet at www.lxp.com and www.fulldisclosure.com. A supplemental reporting package can be accessed in the Company Profile section at www.lxp.com.

Comments From Management

Commenting on Lexington's financial results, T. Wilson Eglin, Chief Executive Officer, said, "We are pleased to report that Lexington's funds from operations per share reached a record level in the second quarter. Funds from operations excluding one-time items were $0.50 per share, a 13.6% increase compared to the second quarter last year. During the quarter, we made new investments, on our own behalf and on behalf of joint ventures, totaling $946 million at an average cap rate of 8.1% and enhanced our returns by obtaining $615.1 million of non-recourse financing at an average fixed rate of 5.19%. These investments will contribute to earnings growth over the balance of the year and in the future. With our dividend payout now below our target level of 75% we believe our prospects are good for additional dividend growth in 2006."


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Lexington is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. The closing price of Lexington common shares on the New York Stock Exchange Monday August 1, 2005 was $23.91 per share. Lexington currently pays an annualized dividend of $1.44 per share. Additional information about Lexington is available at www.lxp.com


Financial Tables Follow
-----------------------

Lexington believes that funds from operations ("FFO") enhances an investor's understanding of Lexington's financial condition, results of operations and cash flows. Lexington believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, (vi) changes in accessibility of debt and equity capital markets, and (vii) those other factors and risks detailed in Lexington's periodic filings with the Securities and Exchange Commission. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)


                                                                                    Three Months Ended          Six Months Ended
                                                                                        June 30,                    June 30,
                                                                                  2005           2004          2005           2004
                                                                                  ----           ----          ----           ----
Gross revenues:
        Rental                                                                   $ 46,208      $ 34,693      $ 82,967      $ 65,309
        Advisory fees                                                               2,556           777         3,191         1,727
        Tenant reimbursements                                                       2,106         1,347         2,994         2,794
                                                                                 --------      --------      --------      --------
                  Total gross revenues                                             50,870        36,817        89,152        69,830


Expense applicable to revenues:
        Depreciation and amortization                                             (18,111)       (8,598)      (29,874)      (15,731)
        Property operating                                                         (4,919)       (2,229)       (7,565)       (4,451)
General and administrative                                                         (4,663)       (2,537)       (9,011)       (6,008)
Non-operating income                                                                  206           640           892           756
Interest and amortization expense                                                 (16,426)      (12,315)      (29,096)      (21,643)
Debt satisfaction gains, net                                                        4,632            --         4,632            --
                                                                                 --------      --------      --------      --------

Income before (provision) benefit for income taxes, minority interests, equity in earnings of non-consolidated entities and discontinued operations
                                                                                   11,589        11,778        19,130        22,753
(Provision) benefit for income taxes                                                   29          (595)          (67)       (1,467)
Minority interests                                                                 (1,497)       (1,188)       (2,347)       (2,394)
Equity in earnings of non-consolidated entities                                     1,334         1,717         2,759         3,521
                                                                                 --------      --------      --------      --------
Income from continuing operations                                                  11,455        11,712        19,475        22,413
                                                                                 --------      --------      --------      --------

Discontinued operations, net of minority interest:
        Income from discontinued operations                                           769         1,056         1,562         2,329
        Impairment charges                                                           (592)         (478)         (623)       (2,212)
        Gains on sales of properties                                                4,317         2,327         5,061         4,065
                                                                                 --------      --------      --------      --------
        Total discontinued operations                                               4,494         2,905         6,000         4,182
                                                                                 --------      --------      --------      --------
Net income                                                                         15,949        14,617        25,475        26,595
Dividends attributable to preferred shares - Series B                              (1,590)       (1,590)       (3,180)       (3,180)
Dividends attributable to preferred shares - Series C                              (2,519)           --        (5,038)           --
                                                                                 --------      --------      --------      --------
Net income allocable to common shareholders                                      $ 11,840      $ 13,027      $ 17,257      $ 23,415
        Depreciation and amortization                                              17,995         9,109        29,784        16,860
        Minority interests - OP Units                                               1,394         1,180         2,251         2,109
        Amortization of leasing commissions                                           129           183           253           365
        Joint venture adjustment - depreciation                                     4,471         1,559         7,619         2,873
        Preferred share dividend - Series C                                         2,519            --         5,038            --
        Gains on sales of properties                                               (4,317)       (2,327)       (5,061)       (4,065)
                                                                                 --------      --------      --------      --------
Funds from operations(2)                                                         $ 34,031      $ 22,731      $ 57,141      $ 41,557
                                                                                 ========      ========      ========      ========

Rent below GAAP revenue(1)                                                       $  1,290      $  1,218      $  1,349      $  1,749
                                                                                 ========      ========      ========      ========
Per share/unit
        Basic net income                                                         $   0.24      $   0.27      $   0.35      $   0.52
        Diluted net income                                                       $   0.22      $   0.27      $   0.33      $   0.52
        Funds from operations(2)-basic                                           $   0.57      $   0.43      $   0.96      $   0.82
        Funds from operations(2)-diluted                                         $   0.57      $   0.43      $   0.96      $   0.82


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                                     6/30/05          12/31/04
                                                                     -------          --------

Real estate, at cost                                              $  1,899,774     $  1,407,872
Accumulated depreciation                                              (200,371)        (180,610)
Investment in joint ventures                                           159,387          132,738
Properties held for sale - discontinued                                 52,975           13,216
     operations
Intangible assets, net                                                 139,119           54,736
Cash and cash equivalents                                               42,380          146,957
Deferred expenses, net                                                  13,316            7,860
Rent receivable                                                          4,392            4,123
Rent receivable - deferred                                              24,807           23,923
Due from affiliates                                                         --           45,800
Other assets                                                            48,470           40,472
                                                                  ------------     ------------
                                                                  $  2,184,249     $  1,697,087
                                                                  ============     ============

Mortgages and notes payable                                       $  1,220,834     $    765,144
Liabilities - discontinued operations                                   16,753            1,688
Other liabilities                                                       22,531           22,388
Prepaid rent                                                             6,548            3,818
Minority interests                                                      57,413           56,759
Shareholders' equity                                                   860,170          847,290
                                                                  ------------     ------------
                                                                  $  2,184,249     $  1,697,087
                                                                  ============     ============

Common shares                                                       49,301,514       48,621,273
Preferred shares - Series B                                          3,160,000        3,160,000
Preferred shares - Series C                                          3,100,000        2,700,000
Operating partnership units                                          5,374,499        5,408,699
                                                                  ------------     ------------
                                                                    60,936,013       59,889,972
                                                                  ============     ============



     1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
     2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)


                                                                       Three Months Ended            Six Months Ended
                                                                            June 30,                     June 30,
                                                                     2005            2004           2005            2004
                                                                     ----            ----           ----            ----

Earning Per Share
-----------------

Basic
Income from continuing operations                               $     11,455    $     11,712    $     19,475    $     22,413
Less preferred dividends                                              (4,109)         (1,590)         (8,218)         (3,180)
                                                                ------------    ------------    ------------    ------------
Income allocable to common shareholders from continuing
operations - basic                                                     7,346          10,122          11,257          19,233
Total income from discontinued operations - basic                      4,494           2,905           6,000           4,182
                                                                ------------    ------------    ------------    ------------
Net income allocable to common shareholders                     $     11,840    $     13,027    $     17,257    $     23,415
                                                                ============    ============    ============    ============

Weighted average number of common shares outstanding              48,593,332      47,704,823      48,472,665      45,089,816
                                                                ============    ============    ============    ============
Per share data:
Income from continuing operations                               $       0.15    $       0.21    $       0.23    $       0.43
Income from discontinued operations                                     0.09            0.06            0.12            0.09
                                                                ------------    ------------    ------------    ------------
Net income                                                      $       0.24    $       0.27    $       0.35    $       0.52
                                                                ============    ============    ============    ============

Diluted
Income allocable to common shareholders from continuing
operations-basic                                                $      7,346    $     10,122    $     11,257    $     19,233
Adjustments:
   Incremental income attributed to assumed conversion of
       dilutive securities                                               169              --             743              --
                                                                ------------    ------------    ------------    ------------
Income allocable to common shareholders from
   continuing operations-diluted                                       7,515          10,122          12,000          19,233
Total income from discontinued operations - diluted                    4,494           2,905           6,000           4,182
                                                                ------------    ------------    ------------    ------------
Net income allocable to common shares - diluted                 $     12,009    $     13,027    $     18,000    $     23,415
                                                                ============    ============    ============    ============

Weighted average number of shares used in calculation
   of basic earnings per share                                    48,593,332      47,704,823      48,472,665      45,089,816
Add incremental shares representing:
       Shares issuable upon exercises of employee share
       options                                                        80,928         100,935          77,748         134,784
       Shares issuable upon conversion of dilutive securities      5,308,392              --       5,308,392              --
                                                                ------------    ------------    ------------    ------------
Weighted average number of shares used in calculation of
   diluted earnings per common share                              53,982,652      47,805,758      53,858,805      45,224,600
                                                                ============    ============    ============    ============
Per share data:
Income from continuing operations - diluted                     $       0.14    $       0.21    $       0.22    $       0.43
Income from discontinued operations - diluted                           0.08            0.06            0.11            0.09
                                                                ------------    ------------    ------------    ------------
Net income - diluted                                            $       0.22    $       0.27    $       0.33    $       0.52
                                                                ============    ============    ============    ============


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                                       Three Months Ended             Six Months Ended
                                                                            June 30,                       June 30,
                                                                     2005           2004             2005            2004
                                                                     ----           ----             ----            ----

Funds From Operations
---------------------

Basic and Diluted
-----------------
Net income allocable to common shareholders - basic            $     11,840    $     13,027    $     17,257    $     23,415
Adjustments:
Depreciation and amortization                                        17,995           9,109          29,784          16,860
Minority interests-OP Units                                           1,394           1,180           2,251           2,109
Amortization of leasing commissions                                     129             183             253             365
Joint venture adjustment-depreciation                                 4,471           1,559           7,619           2,873
Preferred share dividend - Series C                                   2,519              --           5,038              --
Gains on sale of properties                                          (4,317)         (2,327)         (5,061)         (4,065)
                                                               ------------    ------------    ------------    ------------
Funds from operations                                          $     34,031    $     22,731    $     57,141    $     41,557
                                                               ============    ============    ============    ============

Basic
-----
Weighted average shares outstanding-basic EPS                    48,593,332      47,704,823      48,472,665      45,089,816
Operating partnership units                                       5,374,499       5,352,198       5,380,357       5,372,411
Series C Preferred shares                                         5,779,330              --       5,779,330              --
                                                               ------------    ------------    ------------    ------------
Weighted average shares outstanding-basic FFO                    59,747,161      53,057,021      59,632,352      50,462,227
                                                               ============    ============    ============    ============
                              FFO per share                    $       0.57    $       0.43    $       0.96    $       0.82
                                                               ============    ============    ============    ============
Diluted
-------
Weighted average shares outstanding-diluted EPS                  53,982,652      47,805,758      53,858,805      45,224,600
Operating partnership units                                       5,374,499       5,352,198       5,380,357       5,372,411
Series C Preferred shares                                         5,779,330              --       5,779,330              --
Non-dilutive convertible securities                              (5,308,392)             --      (5,308,392)             --
                                                               ------------    ------------    ------------    ------------
Weighted average shares outstanding-diluted FFO                  59,828,089      53,157,956      59,710,100      50,597,011
                                                               ============    ============    ============    ============
                              FFO per share                    $       0.57    $       0.43    $       0.96    $       0.82
                                                               ============    ============    ============    ============


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